Short-term Investment And Investments Under Fair Value - Schedule of Investments Under Fair Value (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2026 CNY (¥)	Feb. 28, 2026 USD ($)	Feb. 28, 2025 CNY (¥)
Investments, Fair Value Disclosure [Abstract]
Short-term investments under fair value	¥ 88,256	$ 12,869	¥ 37,953
Total	88,256	12,869	37,953
Long-term investments under fair value, current	6,952	1,014	3,584
Long-term investments under fair value, non-current	143,886	20,981	99,571
Total	¥ 150,838	$ 21,995	¥ 103,155